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                                                                    Exhibit 10.4


                              ASSUMPTION AGREEMENT


         This Assumption Agreement dated as of July 20, 1999 is by and among Lamar Advertising Company, a Delaware corporation ("LAC"), Lamar Media Corp., a Delaware corporation ("LMC"), and the direct and indirect subsidiaries of such corporations (collectively and together with all such subsidiaries as may be formed hereafter, the "Subsidiaries") whose signature lines appear at the end of this Agreement.

                                  Introduction

         LAC has been formed to own 100% of the outstanding equity of LMC, which was formerly known as "Lamar Advertising Company". To facilitate the accounting for certain overhead expenses, the parties hereto wish LAC to assume, and be exclusively liable for, all "Assumed Obligations" as hereinafter defined.

         1. Assumption of Assumed Obligations. Effective as of the date hereof, LAC hereby assumes the obligations to pay (i) all directors' fees and fees, costs and expenses in respect of all professional and related services which may be rendered to LMC and the Subsidiaries from time to time, including, without limitation, the fees and expenses of accountants, lawyers, investment bankers and other consultants retained in connection with matters affecting LMC and the Subsidiaries collectively, (ii) all premiums, fees and expenses in connection with all insurance policies and employee benefit programs (including workmen's compensation) maintained on behalf of LMC and any Subsidiary, (iii) all fees, costs and expenses incurred in connection with acquisitions and financings, including, without limitation, banking and underwriting fees (including underwriters discounts) and (iv) all fees, costs and expenses in connection with the purchase by LAC and its Subsidiaries of data communications services (all such obligations being hereinafter referred to collectively as "Assumed Obligations"). Assumed Obligations shall include not only obligations presently due and payable but all such obligations described in the preceding sentence which may become due and payable at any time in the future.

         2. Release of LMC and Subsidiaries. Effective as of the date hereof, simultaneously with the assumption by LAC of obligations pursuant to Paragraph 1 hereof, (i) LMC and the Subsidiaries are hereby released from all obligations with respect to the Assumed Obligations and (ii) the parties agree to cause all trade creditors owed Assumed Obligations to invoice LAC exclusively for trade payables with respect thereto, with the understanding that LAC will be the exclusive obligor thereunder.

         3. Accounting. Effective as of the date hereof, the parties hereto shall institute accounting controls and procedures necessary to account for the assumption and release provided for in this Agreement.

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         4. Miscellaneous. This Agreement shall remain in full force and effect until terminated by all of the parties hereto. The parties hereto agree to take such further measures as any party shall deem appropriate to effectuate the provisions of this Agreement. This Agreement shall be governed by the laws of the State of Delaware.

                                 LAMAR ADVERTISING COMPANY


                                          /s/ Kevin P. Reilly, Jr.
                                 ------------------------------------------
                                 By:      Kevin P. Reilly Jr.
                                 Title:   President and Chief Executive Officer

                                 LAMAR MEDIA CORP.

                                          /s/ Kevin P. Reilly, Jr.
                                 ------------------------------------------
                                 By:      Kevin P. Reilly Jr.
                                 Title:   President and Chief Executive Officer

                                 THE SUBSIDIARIES

                                 INTERSTATE LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 -----------------------------------------------
                                 By:      Kevin P. Reilly Jr.
                                 Title:   Vice President


                                 THE LAMAR CORPORATION

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR ADVERTISING OF MOBILE, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR ADVERTISING OF COLORADO
                                 SPRINGS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


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                                 LAMAR ADVERTISING OF SOUTH
                                 MISSISSIPPI, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR ADVERTISING OF JACKSON, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR TEXAS GENERAL PARTNER, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR ADVERTISING OF SOUTH
                                 GEORGIA, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 TLC PROPERTIES, INC.

                                          /s/ Kevin P. Reilly
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly
                                 Title:


                                 TLC PROPERTIES II, INC.

                                          /s/ Kevin P. Reilly
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly
                                 Title:


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                                 LAMAR PENSACOLA TRANSIT, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR ADVERTISING OF
                                 YOUNGSTOWN, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 NEBRASKA LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 OKLAHOMA LOGO SIGNS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 MISSOURI LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 OHIO LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


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                                 UTAH LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 TEXAS LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 MISSISSIPPI LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 GEORGIA LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 SOUTH CAROLINA LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 VIRGINIA LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


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                                 MINNESOTA LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 MICHIGAN LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 NEW JERSEY LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 FLORIDA LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 KENTUCKY LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 NEVADA LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


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                                 TENNESSEE LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 KANSAS LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 COLORADO LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 NEW MEXICO LOGOS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   Vice President


                                 LAMAR ADVERTISING OF
                                 HUNTINGTON-BRIDGEPORT, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR ADVERTISING OF PENN, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


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                                 LAMAR ADVERTISING OF MISSOURI, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR ADVERTISING OF MICHIGAN, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR ELECTRICAL, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR ADVERTISING OF SOUTH
                                 DAKOTA, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR ADVERTISING OF WEST
                                 VIRGINIA, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


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                                 LAMAR ADVERTISING OF ASHLAND, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 AMERICAN SIGNS, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR OCI NORTH CORPORATION

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR OCI SOUTH CORPORATION

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR ADVERTISING OF
                                 GREENVILLE, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR ROBINSON, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


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                                 LAMAR ADVERTISING OF KENTUCKY, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR ADVERTISING OF ROLAND, INC.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR TEXAS LIMITED PARTNERSHIP

                                 BY:      Lamar Texas General Partner, Inc.

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 LAMAR TENNESSEE, L.L.C.

                                 BY:      The Lamar Corporation, its Manager

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


                                 AIR, L.L.C.

                                 BY:      The Lamar Corporation, its Manager

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


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                                 TLC PROPERTIES, L.L.C.

                                 BY:      TLC Properties, Inc., its Manager

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:


                                 CANADIAN TODS, LIMITED

                                          /s/ Kevin P. Reilly, Jr.
                                 ----------------------------------------------
                                 By:      Kevin P. Reilly, Jr.
                                 Title:   President and Chief Executive Officer


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